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                                                                Exhibit 10.17


THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("STATE LAWS") OR ANY SECURITIES LAWS OF JURISDICTIONS OUTSIDE OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED HEREIN) EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT COVERING THE SECURITIES, (2) UPON DELIVERY TO THE COMPANY OF AN OPINION OF U.S. COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT REGISTRATION PURSUANT TO (A) RULE 144, RULE 144A, OR RULE 904 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OR
(B) ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT, OR (3) AS OTHERWISE PERMITTED UNDER THE TERMS OF SUBSECTION 10.2 OF THIS AGREEMENT.

                             SUBSCRIPTION AGREEMENT
                  Dated for reference purposes March 21, 1997

TO:      MICROTEL INTERNATIONAL, INC.                   PERSONAL & CONFIDENTIAL
         2040 Fortune Drive, Suite 102
         San Jose, California  95131


         1. SUBSCRIPTION FOR UNITS. The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from Microtel International, Inc. (the "Company"), subject to the terms and conditions set forth in this Subscription Agreement, units (the "Units") consisting of one share ("Share") of $.0033 par value common stock of the Company (the "Common Stock") and a one-quarter non-transferable share Purchase Warrant ("Warrant") for the total purchase price set forth next to the Subscriber's name on page 14 hereof (the "Total Purchase Price"). Each full Warrant shall entitle the holder to purchase one (1) additional share of the Company's Common Stock at a price equated to a 30% premium to the ten day moving average in market price of the Company's Common Stock for the ten days immediately preceding the date of contracting under this Subscription Agreement. The Warrants are subject to redemption under certain circumstances as set forth in the Warrant Agreement. All dollar amounts set forth herein refer to U.S. dollars, unless otherwise indicated. The Units form part of a larger private placement (the "Private Placement") of Units for an aggregate minimum offering price of $5,000,000 and an aggregate maximum offering price of $10,000,000. The Units are being sold by the Company pursuant to an agency agreement dated for reference purposes March 21, 1997 (the "Agency Agreement") between Yorkton Securities Inc. (the "Agent") and the Company pursuant to which the Agent has agreed to act as the sole and exclusive agent of the Company to solicit offers to purchase the Units on a best efforts basis. Subject to the terms hereof, this subscription will be effective upon its acceptance by the Company.

         2. NUMBER OF UNITS. The number of Units subscribed for herein shall be determined by dividing the Total Purchase Price by the Price Per Share as defined in Section 3 hereof.

         3. PRICE PER UNIT. The price per Unit ("Price Per Unit") shall be equal to 80% of the average closing bid price of the Company's Common Stock as it trades on the Nasdaq SmallCap Market for the 10 trading days immediately preceding the date of contracting under this subscription agreement, provided, however, that in no event will the Price Per Unit based on this calculation be less than $2.50 or more than $3.50.

         4.      SUBSCRIPTION.    The Subscriber must deliver to the Agent a
fully completed and executed copy of this Subscription Agreement, including completed registration and delivery instructions appearing after the Subscriber's signature hereto.
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         5.      PAYMENT.  Together with this Subscription Agreement, the
Subscriber must deliver to the Agent the Total Purchase Price of the Units subscribed for hereunder, paid by certified check or bank draft payable to the Agent or payable in such other manner as may be specified by the Agent.

         6.      TERMS OF CLOSING.

                 6.1 Closing. Provided that the Agent has received Private Placement subscriptions equaling or exceeding the aggregate minimum offering price of $5,000,000 and all other terms and conditions of this Subscription Agreement have been satisfied, the closing of the Private Placement (the "Closing") shall take place on such date or dates as the Company and the Agent shall mutually agree (the "Closing Date"). The Closing shall be held at the place or places provided for in the Agency Agreement. At the Closing, the proceeds of the Private Placement will be delivered to the Company (net of amounts due to the Agent under the terms of the Agency Agreement) and certificates (the "Certificates") representing the Units (which shall contain all legends required under the terms of this Subscription Agreement) will be delivered to the Agent for the benefit of the Subscriber.

                 6.2 Failure to Close. In the event that the Agent does not receive the aggregate minimum offering price required to close the Private Placement, or any other condition to the Closing is not satisfied or waived in accordance with the terms of this Subscription Agreement, the Total Purchase Price of the Units, exclusive of any interest thereon, shall promptly be returned by the Agent to the Subscriber.

         7. SUBSCRIBER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. The Subscriber hereby represents, warrants and covenants to the Company and the Agent as of the date of this Subscription Agreement and at the Closing that:

                 7.1 Investment Intent. The Subscriber's acquisition of the Units is solely for the Subscriber's own account, for investment, and not with a view to, or to offer or sell for an issuer in connection with, any distribution thereof, and the Subscriber has no present intention of selling or distributing any of the Units. The Subscriber has no contract, arrangement or understanding with the Company, the Agent, or any other person to participate in a distribution of the Units, is not an affiliate of a person which has such a contract, arrangement or understanding, and will not act on behalf of any of the foregoing persons in any offer or sale of the Units. The Subscriber is acquiring the Units in the ordinary course of its business.

                 7.2 Access to Information. The Subscriber has received a copy of the offering memorandum for the Private Placement (the "Offering Memorandum") and each of the following documents, which are attached as Exhibits to the Offering Memorandum, including: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, (ii) the Proxy Statement for the Company's Annual Meeting of Stockholders held on August 15, 1996, and (iii) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 1996 (collectively referred to in this Subscription Agreement as the "Offering Documents"), and, if desired, has sought and obtained from management of the Company such additional information concerning the business, management and financial affairs of the Company as the Subscriber has deemed necessary or appropriate in determining whether or not to purchase the Units. The Subscriber understands and acknowledges that the Agent has been engaged solely to act as placement agent for the offering of the Units and has not independently verified any of the information contained in the Offering Documents and assumes no responsibility for the accuracy or completeness thereof. The Subscriber acknowledges that it has not relied on the Agent or any person affiliated or associated with the Agent in connection with its investigation of the information in the Offering Documents or in connection with its investment decision.

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                 7.3      Accredited Investor; Knowledge and Experience.  The
Subscriber is an "accredited investor," as that term is defined in Rule 501(a) under the Securities Act, a copy of which the undersigned has read and understands. The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Units, and it is able to bear the economic risk of losing up to the entire amount of its investment therein. Further, the individual executing this Subscription Agreement has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of the Units, of evaluating the merits and risks of an investment in the Units, and of making an informed investment decision with respect to the Units, including assessment of the risk factors set forth in the Offering Documents.

                 7.4 Suitability. The Subscriber has carefully considered, and has, to the extent the Subscriber deems it necessary, discussed with the Subscriber's own professional legal, tax and financial advisers the suitability of an investment in the Units for the Subscriber's particular tax and financial situation, and the Subscriber has determined that the Units are a suitable investment.

                 7.5 Private Offering. The offer to sell the Units was directly communicated to the Subscriber by the Agent. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                 7.6 Compliance with Regulation S. The Subscriber acknowledges that a condition to the sale of the Units to the Subscriber is that the Company and the Agent must be satisfied that registration under the Securities Act is not required by virtue of compliance with Regulation S thereunder.

                 7.7 No Directed Selling Efforts. The Subscriber is not aware of any Directed Selling Efforts (as hereinafter defined) having been made in the United States with respect to the Units by the Company, the Agent, their respective affiliates, or any person acting on behalf of any of the foregoing. In addition, the Subscriber, its affiliates, and persons acting on behalf of the foregoing have not made and will not make, any Directed Selling Efforts in the United States with respect to the Units. For purposes of this Subscription Agreement, "Directed Selling Efforts" include any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Units, including, but not limited to, the placement of an advertisement in a publication with a general circulation in the United States that refers to the offering of the Units, the mailing of promotional materials to persons located in the United States or the holding of promotional meetings or seminars in the United States.

                 7.8 Offshore Transaction. The offer and sale of the Units to the Subscriber qualifies as an Offshore Transaction. For purposes of this Subscription Agreement, the term "Offshore Transaction" means that:

                          (1) The Subscriber was outside the United States at the time the Units were offered for sale to the Subscriber; and

                          (2) The Subscriber was outside the United States at the time the Subscriber originated the buy order for the Units, including, but not limited to, the time when the Subscriber signed and delivered this Subscription Agreement and otherwise subscribed for or offered or agreed to purchase the Units.





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In this Subscription Agreement, the term "United States" means the United
States of America, its territories and possessions, any State of the United States, and the District of Columbia. Notwithstanding the foregoing definition of "Offshore Transaction," the offer and sale of the Units to the Subscriber shall not constitute an "Offshore Transaction" if the Subscriber is acquiring the Units for the account or benefit of any specifically targeted, identifiable group of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas, but shall constitute an "Offshore Transaction" if the Subscriber is a person excluded from the definition of "U.S. Person" pursuant to Section 7.9(2)(f) of this Subscription Agreement or is a person holding an account excluded from the definition of "U.S. Person" pursuant to Section 7.9(2)(a) of this Subscription Agreement, solely in its capacity as a holder of such an account.

                 7.9 Non-U.S. Person. The Subscriber is not a U.S. Person, as such term is defined below, and is not acquiring the Shares for the account or benefit of any U.S. Person.

                          (1) Definition of U.S. Person. For purposes of this Subscription Agreement, the term "U.S. Person" means:

                                  (a)      Any natural person resident in the
                 United States;

                                  (b)      Any partnership or corporation
                 organized or incorporated under the laws of the United States;

                                  (c)      Any estate of which any executor or
                 administrator is a U.S. Person;

                                  (d)      Any trust of which any trustee is a
                 U.S. Person;

                                  (e)      Any agency or branch of a foreign
                 entity located in the United States;

                                  (f)      Any non-discretionary account or
                 similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

                                  (g) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                                  (h)      Any partnership or corporation if
                 organized or incorporated under the laws of any foreign jurisdiction, and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act), who are not natural persons, estates or trusts.

                          (2) Exclusions from Definition. Notwithstanding the foregoing definition of "U.S. Person":

                                  (a) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a U.S. Person.





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                                  (b)      Any estate of which any professional
                 fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. person if an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate, and the estate is governed by foreign law.

                                  (c)      Any trust of which any professional
                 fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

                                  (d) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person.

                                  (e)      Any agency or branch of a U.S.
                 Person located outside the United States shall not be deemed a U.S. Person if the agency or branch operates for valid business reasons, and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                                  (f) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed U.S. Persons.

                 7.10 No Fairness Determination. The Subscriber understands that no governmental or other agency has reviewed or approved the terms of the Subscriber's investment in the Units or the accuracy or adequacy of the Offering Documents, nor has any such agency made any finding or determination as to the fairness of an investment in the Units or made any recommendation or endorsement of the Units.

                 7.11 Truth and Accuracy. All representations and warranties made by the Subscriber in this Subscription Agreement are true and accurate as of the effective date of this Subscription Agreement and shall be true and accurate as of the Closing Date. If such representations and warranties shall not be true and accurate in any respect, the Subscriber will, prior to the Closing, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

                 7.12 Authority. The individual executing and delivering this Subscription Agreement on behalf of the Subscriber has been duly authorized and is duly qualified to execute and deliver this Subscription Agreement on behalf of the Subscriber in connection with the purchase of the Units; the signature of such individual is binding upon the Subscriber; the Subscriber is duly organized and subsisting under the laws of the jurisdiction in which is was organized; and the Subscriber was not formed for the specific purpose of acquiring the Units.

                 7.13 No Violation. The execution and delivery of this Subscription Agreement and the consummation of the transactions or performance of the obligations contemplated by this Subscription Agreement do not and will not violate any term of the Subscriber's charter or bylaws and will not result





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in a breach of any term of, or constitute a default under, any statute, indenture, mortgage, other agreement or instrument to which the Subscriber is a party or by which it is bound, or any order, writ, judgment or decree.

                 7.14 Enforceability. The Subscriber has duly executed and delivered this Subscription Agreement and (subject to acceptance by the Company) it constitutes a valid and binding agreement of the Subscriber enforceable in accordance with its terms against the Subscriber, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                 7.15 Acceptance by Company Required. The Subscriber acknowledges that this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

                 7.16 Notice of Company's Acceptance Waived. The Subscriber waives any requirement for the Company to communicate its acceptance of this Subscription Agreement to the Subscriber.

                 7.17 Reliance on Own Advisers. In connection with the Subscriber's investment in the Units, the Subscriber has not relied upon the Company or the Agent or their respective legal and tax advisers for legal or tax advice, and has, if desired, in all cases sought the advice of the Subscriber's own personal legal counsel and tax advisers.

                 7.18 Confidentiality of Information. The Subscriber acknowledges and understands that certain information given in the Offering Memorandum has not yet been disclosed to the public, and the Subscriber agrees not to disclose such information or to trade in the securities of the Company until such information has been publicly disclosed by the Company.

         8. COMPANY'S REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company hereby represents, warrants and covenants as of the date of this Subscription Agreement and at the Closing that, except as otherwise disclosed in the Offering Documents:

                 8.1 Organization. The Company has been duly incorporated and organized and is validly existing in good standing under the laws of the State of Delaware.

                 8.2 Good Standing. The Company and its subsidiaries are duly qualified to do business as foreign corporations in good standing in those jurisdictions which require such qualification except to the extent that failure to so qualify would not have a material adverse effect on the Company.

                 8.3 Authority. The Company has corporate power and authority to enter into and perform this Subscription Agreement, to own its own properties and assets, and to carry on its business as it is currently being conducted. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Subscription Agreement by the Company and the performance of all of the Company's obligations hereunder has been duly taken.

                 8.4 Enforceability. This Subscription Agreement, when executed and delivered by the Company and duly authorized, executed and delivered by the Subscriber, will be a binding obligation on the Company, enforceable in accordance with its terms, except as may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.





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                 8.5      No Violation.  The execution and delivery of this
Subscription Agreement and the consummation of the transactions or performance of the obligations contemplated by this Subscription Agreement do not and will not violate the Company's charter or bylaws and will not result in a breach of any term of, or constitute a default under, any statute, indenture, mortgage, other agreement or instrument to which the Company or any of its subsidiaries is or are a party or by which any of them is or are bound, or any order, writ, judgment or decree.

                 8.6 Actions and Claims. To the best of the Company's knowledge, there are no actions or proceedings of any kind whatsoever outstanding, pending, contemplated or threatened relating to the bankruptcy or insolvency of the Company or any of its subsidiaries. Except as set forth in the Offering Memorandum, to the best of its knowledge, there are no other claims, actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company, its subsidiaries, or the Company's directors, officers or promoters, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever which could materially affect its business or financial condition and, to the best of its knowledge, there is no basis therefor.

                 8.7 Disclosure. The Company's Offering Documents do not, as of the respective dates thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they have been made, not misleading.

                 8.8 Authorized and Validly Issued Shares. The authorized and issued capital stock of the Company as of the dates set forth in the Offering Documents is as disclosed in the Offering Documents, and the issued and outstanding shares of Common Stock of the Company are fully paid and non-assessable. The Company has sufficient authorized and unissued shares of Common Stock to provide for the issuance and delivery of the Shares and will maintain sufficient authorized and unissued shares of Common Stock to provide for the issuance and delivery of shares of Common Stock upon exercise of the Warrants ("Warrant Shares"). The Shares and the Warrant Shares, when issued in the manner contemplated by the provisions of this Subscription Agreement and the Warrants, will be duly authorized and validly issued and will be fully paid and non-assessable.

                 8.9 Convertible Securities. Except as set forth in the Offering Memorandum, no securities convertible or exchangeable into Common Stock of the Company or agreements, warrants, options, rights or privileges for the purchase or other acquisition of any unissued securities of the Company are outstanding as of the date hereof.

                 8.10 Intellectual Property Rights. The Company or its subsidiaries own, possess or have access to adequate rights to use all material patents, patent rights, inventions, trademarks, service marks, trade names, copyrights and proprietary rights necessary for the conduct of its business as described in the Offering Documents; and the Company has no knowledge of any infringement of or conflict with rights of others, or any claims thereof, with respect to any patents, patent rights, inventions, trademarks, service marks, trade names, copyrights or other proprietary rights, the effect of which infringement, conflict or claims would be materially adverse to the Company.

                 8.11 Financial Statements. The financial statements included in the Offering Documents (the "Financial Statements") are true and correct in all material respects and present fairly and accurately the financial position and results of the operations of the Company and its subsidiaries for the periods shown therein, and the Financial Statements have been prepared in accordance with accounting





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
principles generally accepted in the United States applied on a consistent basis except for normal year-end adjustments.

                 8.12 Change in Circumstances. Except as disclosed in the Offering Memorandum, since September 30, 1996 there has not been any adverse material change of any kind whatsoever in the financial position or condition of the Company or of any of its subsidiaries, or any damage, loss or other change of circumstances of any kind whatsoever materially affecting the business or assets of the Company or of any subsidiaries or the right or capacity of the Company or of any subsidiaries to carry on their business.

                 8.13 Defaults. Since September 30, 1996, neither the Company nor any of its subsidiaries has defaulted, or is currently in default
(i) with respect to the payment of interest or principal on any material indebtedness of the Company or its subsidiaries, or (ii) under any material contract to which the Company or any of its subsidiaries is a party.

                 8.14 Stop Orders. No order prohibiting the sale of the Company's securities has been issued against the Company or, to Company's knowledge, its directors, officers or promoters, and no proceedings for this purpose have been instituted, are pending, or, to its knowledge, contemplated or threatened.

                 8.15 Transfer Agent. American Securities Transfer, Inc., having its principal office in Lakewood, Colorado, has been duly appointed as the transfer agent for the Company's Common Stock.

                 8.16 Domestic Reporting Company. The Company is a "domestic issuer," as such term is defined in Rule 902 of Regulation S, and has a class of securities registered pursuant to Section 12(b) or 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") or is required to file reports pursuant to Section 15(d) of the Exchange Act.

                 8.17 Exchange Act Reports. At the time of commencement of the Private Placement, the Company had filed all the material required to be filed pursuant to Section 13(a) or 15(d) of the Exchange Act for a period of at least the twelve months immediately prior thereto, and the Company has since remained, and continues to remain, current in satisfying such filing obligations.

                 8.18 No Directed Selling Efforts. The Company, its affiliates, and persons acting on behalf of the foregoing have not made and will not make any Directed Selling Efforts in the United States with respect to the Shares.

                 8.19 Use of Proceeds. The Company intends to use the net proceeds of the Private Placement for working capital purposes, primarily to assist the Company in the development, marketing and distribution of its telephone testing and modem products as well as the development of its contract manufacturing operations as well as other products, as more fully described in the Offering Memorandum.

                 8.20 No Stockholder Approval. The Company is not required under the National Association of Securities Dealers Bylaws to obtain stockholder approval prior to offering or selling the Shares in the Private Placement.

         9. REGISTRATION RIGHTS. The Company agrees, on the following terms and subject to the following conditions, to register under the Securities Act the resale of all of the Shares purchased by the Subscriber in the Private Placement, and all Shares issuable pursuant to the exercise of the Warrants, any securities issued or issuable by way of stock dividend or any other distribution with respect to or in





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
exchange for, or in replacement of, such Shares, by stock split, or in connection with a combination of shares, recapitalization, merger, consolidation, amalgamation or other reorganization (collectively, the "Registrable Securities"), at the Company's own expense, with the exception of any legal and advisory fees or expenses incurred by the Subscriber in connection with the registration.

                 9.1 Filing of Registration Statement. The Company shall prepare and file with the United States Securities and Exchange Commission ("SEC") not later than 60 days after the Closing Date a registration statement on an appropriate form (the "Registration Statement") for registration under the Securities Act of the resale of the Registrable Securities.

                 9.2 Information. In connection with the preparation of the Registration Statement:

                          (1) The Subscriber shall furnish to the Company all information reasonably requested by the Company (including, for example, information regarding the Subscriber's intended method of disposition of the Registrable Securities) for inclusion in the Registration Statement and response to SEC comments and questions.

                          (2) As the Subscriber may be deemed a statutory underwriter of any Shares sold by the Subscriber under the Registration Statement, the Company shall give the Subscriber and its legal counsel and accountants such access to copies of the Company's records and documents and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of the Subscriber or its legal counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                 9.3 Effectiveness of Registration Statement. The Company shall use its best efforts to cause the Registration Statement to become effective within 150 days after the Closing Date (but if not effective within such period, the Company shall continue to use its best efforts to cause the Registration Statement to become effective as soon as possible thereafter) and to keep the Registration Statement effective thereafter until the earlier of
(i) the date on which all Registrable Securities have been resold pursuant to the Registration Statement or otherwise resold without restriction under the Securities Act, or (ii) the date on which is ended the two-year period referenced in Rule 144(k) under the Securities Act or any successor rule or subsection relating to the resale of "restricted securities" by "non-affiliates" of an issuer, as such terms are defined in the Securities Act and the rules and regulations promulgated thereunder.

                 9.4 Amendments and Supplements. The Company shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities.

                 9.5 Copies of Prospectuses. The Company shall furnish to the Subscriber such numbers of copies of prospectuses or prospectus documents conforming with the requirements of the Securities Act as the Subscriber may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Subscriber.

                 9.6 Blue Sky Registrations. The Company shall use its best efforts to register and qualify the Registrable Securities under the state securities or Blue Sky laws ("State Laws") of such jurisdictions as the Subscriber reasonably requests.





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
                 9.7 Quiet Periods. The Subscriber agrees that, upon its receipt of any notice from the Company of the happening of any event which makes any statement made in the Registration Statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the Registration Statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, the Subscriber will forthwith discontinue disposition of Registrable Securities under the prospectus related to the Registration Statement until the Company provides the Subscriber with copies of the supplemented or amended prospectus or prospectus documents, or until the Subscriber is advised in writing by the Company that the use of the prospectus may be resumed. The Company agrees to provide the Subscriber with such copies of the supplemented or amended prospectus or prospectus documents, or notice that use of the prospectus may be resumed, as soon as reasonably practicable.

                 9.8 Trading Market. The Company covenants to use its best efforts to maintain a continuous trading market for its Common Stock on the Nasdaq SmallCap Market or National Market System or a United States national securities exchange throughout the period that the registration rights afforded by this Section 9 remain in effect.

                 9.9 Compliance with Anti-Manipulation Rules. The Subscriber agrees that, with respect to the offering for resale of the Registrable Securities, the Subscriber will comply with Rules 10b-6 and 10b-7 promulgated under the Exchange Act and such other or additional anti-manipulation rules then in effect (the "Anti-Manipulation Rules") until such offering has been completed. The Company also agrees to comply with the Anti-Manipulation Rules with respect to the offering for resale of the Registrable Securities until such offering has been completed.

                 9.10 Indemnification. To the extent permitted by law, the Company agrees to indemnify and hold harmless the Subscriber and its affiliates and agents, and the Subscriber agrees to indemnify and hold harmless the Company and its affiliates and agents:

                          (1) against any losses, claims, damages and liabilities and any legal or other costs and expenses reasonably incurred by such indemnified parties in connection with investigating or defending any such loss, claim, damage liability, or action to which such parties may become subject under the Securities Act or other federal or state law, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) did not arise out of and were not based upon written information furnished by such parties expressly for use in the Registration Statement; and

                          (2) for amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected by the indemnifying party without the prior written consent of the other party to this Subscription Agreement, which consent shall not be unreasonably withheld.

                 9.11 Enforcement. In the event of a material breach of the terms of this Section 9 by the Company, the Subscriber will be entitled to enforce its rights under this Section 9 specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision hereof, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach by the Company of the provisions hereof, and that the Subscriber may in its sole discretion apply to a court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions hereof. In addition, upon the occurrence of a material breach by the Company or by the Subscriber of this Section 9, the breaching party shall pay all costs and expenses (including the prevailing party's attorney's fees and expenses) reasonably incurred in connection with the preservation and enforcement of such party's rights hereunder.

                 9.12 Subsequent Holders. Any person who acquires Registrable Securities from the Subscriber in a transaction that is permitted under Section 10 of this Subscription Agreement and that does not result in such person receiving securities which are free of restrictions on transfer in the United States and to U.S. Persons, such person shall be entitled to the benefit of all of the rights and privileges set forth in this Section 9, provided that such person agrees in a writing to the Company to undertake all of the obligations of the Subscriber under this Section 9.

         10.     RESTRICTIONS ON TRANSFER.

                 10.1 Securities Act Restrictions and Legend. The Subscriber acknowledges and agrees that:

                          (1) The offer and sale of the Units to the Subscriber have not been registered under the Securities Act or under any State Laws, and therefore may not be transferred without registration under the Securities Act unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the Securities Act.

                          (2) The Subscriber will not offer, sell or otherwise transfer any of the Shares, Warrants or Warrant Shares directly or indirectly except:

                                  (a)      pursuant to an effective
                 registration statement filed under the Securities Act, as contemplated by Section 9 of this Subscription Agreement; or

                                  (b)      upon delivery to the Company of an
                 opinion of U.S. counsel reasonably satisfactory to the Company that the Shares may be transferred without registration pursuant to (i) Rule 144, Rule 144A, or Rule 904 of Regulation S promulgated under the Securities Act (which will not be available unless the Company is in default with respect to its obligations pursuant to section 9 hereof) or (ii) any other available exemption from the registration and prospectus delivery requirements of the Securities Act.

                 10.2 Restrictive Legends. The Subscriber understands and agrees that, although Regulation S does not expressly require the placement of a restrictive legend on the certificates representing the Units, a legend will be placed on the Certificates noting the restrictions on transfer set forth in Subsection 10.1 of this Subscription Agreement in order to help ensure compliance with certain requirements of Regulation S that continue to apply during the applicable restricted period following the Closing. Such legend shall read substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("STATE LAWS") OR ANY SECURITIES LAWS OF JURISDICTIONS OUTSIDE OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON," AS THAT TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT COVERING THE SECURITIES, OR (2) UPON DELIVERY TO THE COMPANY OF AN

         OPINION OF U.S. COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT REGISTRATION PURSUANT TO (A) RULE 144, RULE 144A, OR RULE 904 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OR (B) ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT."

         11. RELIANCE. The Subscriber understands and agrees that the Company and the Agent and their respective officers, directors, employees and professional advisers may, and will, rely on the accuracy of the Subscriber's representations and warranties in this Subscription Agreement to establish compliance with applicable securities laws. The Subscriber agrees to indemnify and hold harmless all such parties against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance on such representations and warranties.

         12.     APPOINTMENT OF THE AGENT.

                 12.1 Related Agreements. The Subscriber hereby irrevocably authorizes the Agent to negotiate and settle the form of any other document or agreement to be entered into in connection with this transaction.

                 12.2 Agency Agreement. The Subscriber hereby acknowledges and agrees that the Agent and the Company may vary, amend, alter or waive, in whole or in part, any provisions of the Agency Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, without affecting in any way the Subscriber's obligations hereunder; provided, however, that the Agent and the Company shall not vary, amend, alter or waive any provision where to do so would result in a material change to any of the material terms of the Private Placement.

                 12.3 Closing; Termination. The Subscriber hereby acknowledges and agrees that the Agent may waive, in whole or in part, or extend the time for compliance with, any of the conditions for Closing in such manner and on such terms and conditions as the Agent may determine, acting reasonably, without in any way affecting the Subscriber's obligations, and may terminate this Subscription Agreement on behalf of the Subscriber in the event that any condition for Closing has not been satisfied.

         13.     MISCELLANEOUS.

                 13.1 Survival. The representations, warranties, covenants and agreements made in this Subscription Agreement shall survive the Closing and shall continue in full force and effect notwithstanding the completion of the issuance of the Units to the Subscriber and notwithstanding any subsequent disposition by the Subscriber of any of Shares or Warrants.

                 13.2 Assignment. This Subscription Agreement is not transferable or assignable.

                 13.3     Execution and Delivery of Subscription Agreement.
The Company and the Agent shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

                 13.4 Execution and Delivery of Other Documents. The Subscriber agrees that it will execute and deliver such other documents as may be necessary or desirable to complete the transactions contemplated hereby.

                 13.5 Titles and Subtitles. The titles and subtitles of the sections and subsections of this Subscription Agreement are for the convenience of reference only and are not to be considered in construing this Subscription Agreement.

                 13.6 Severability. The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

                 13.7 Termination. If, prior to Closing, the Agent exercises its right of termination as contained in the Agency Agreement, this Subscription Agreement and the obligations of the parties hereto (other than the terms of Subsection 6.2 governing the return to the Subscriber of subscription funds, exclusive of interest) are deemed to have terminated as at the effective date of such termination.

                 13.8 Entire Agreement. This Subscription Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matters herein, and supersedes and replaces any prior agreements and understandings, whether oral or written, between them with respect to such matters. Except as otherwise provided herein, the provisions of this Subscription Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the mutual written agreement of the Company and the Subscriber.

                 13.9 Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                 13.10 Governing Law. This Subscription Agreement is governed by and shall be construed in accordance with the laws of the State of California, except that the authority to award damages (including punitive damages) shall be interpreted under New York law.

         IN WITNESS WHEREOF, the Subscriber has duly executed this Subscription Agreement as of the date first above mentioned.

Total Purchase Price:

$______________________         _____________________________________________
                                  Name of Subscriber (please type or print)


                                _____________________________________________
                                  Signature and, if applicable, office


                                _____________________________________________
                                       Street address of Subscriber


                                _____________________________________________
                                City, state/province, country and postal code
                                        of Subscriber

                     REGISTRATION AND DELIVERY INSTRUCTIONS
                        (TO BE COMPLETED BY SUBSCRIBER)

1. REGISTRATION. Please register the Subscriber's Share Certificates and Warrants as follows:

         Name:_________________________________________________________________

         Address:______________________________________________________________


2. DELIVERY. Please deliver the Subscriber's Share Certificates and Warrants to the following address:



         ______________________________________________________________________


         ______________________________________________________________________

                                   ACCEPTANCE

         The above subscription is hereby accepted by MICROTEL INTERNATIONAL, INC. at San Jose, California on the ___________ day of _____________, 1997.

                                          MICROTEL INTERNATIONAL, INC.


                                          By:__________________________________
                                                Authorized signing officer